Van Kampen Bond Fund
                          Item 77(O) 10F-3 Transactions
                        July 1, 2004 - December 31, 2004



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Enterp  9/23/    -     $99.72 $500,00  795,00    0.16%  0.35%   Wachov  Wachov
 rise     04                   0,000      0                       ia      ia
Produc                                                          Securi
  ts                                                            ties,
                                                                  JP
                                                                Morgan
                                                                  ,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Citigr
                                                                 oup,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Scotia
                                                                Capita
                                                                l, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, HVB
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Harris
                                                                Nesbit
                                                                  t

Enterp  9/23/    -     $99.14 $650,00  365,00    0.06%  0.16%   Wachov  Wachov
 rise     04                   0,000      0                       ia      ia
Produc                                                          Securi
  ts                                                            ties,
                                                                  JP
                                                                Morgan
                                                                  ,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Citigr
                                                                 oup,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Scotia
                                                                Capita
                                                                l, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, HVB
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Harris
                                                                Nesbit
                                                                  t

  The   11/15    -     $99.87 $250,00  750,00    0.30%  0.33%   Citigr  Citigr
Interp   /04                   0,000      0                      oup,     oup
 ublic                                                          HSBC,
 Group                                                          JPMorg
  of                                                             an,
Compan                                                           UBS
  ies                                                           Invest
                                                                 ment
                                                                Bank,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA),
                                                                KeyBan
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                  ey